                                 SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12


                           Landry's Restaurants, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                      N/A
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

[LOGO] Landry's
RESTAURANTS, INC.

                                April 29, 2003

Dear Stockholder:

   You are cordially invited to attend the Annual Meeting of Stockholders that will be held on May 22, 2003, at 11:00 a.m., local time, at the Downtown Aquarium, 410 Bagby Street, Houston, Texas. Parking will be validated.

   The enclosed notice and proxy statement contain details concerning the business to come before the meeting. You will note that our board of directors recommends a vote "FOR" the election of six directors to serve terms of office expiring at the 2004 Annual Meeting of Stockholders and "FOR" the ratification of the Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan. Please sign and return your proxy card in the enclosed envelope at your earliest convenience to assure that your shares will be represented and voted at the meeting even if you cannot attend.

   The board of directors and management look forward to seeing you at the Annual Meeting.

                                          Very truly yours,
                                          /s/ Tilman J. Fertitta
                                          Tilman J. Fertitta
                                          Chairman of the Board,
                                          President and Chief Executive Officer

[LOGO] Landry's    JOE'S     THE CRAB   Willie G's  Rainforest
       Seafood   CRAB SHACK   HOUSE     Oyster Bar     Cafe
        House                           Seafood &
                                       Steak House

  [LOGO] AQUARIUM      [LOGO] MUER     [LOGO]        [LOGO]      [LOGO]
AN UNDERWATER DINING     SEAFOOD     CHARTHOUSE      KEMAH     SALTGRASS
     ADVENTURE         RESTAURANTS   RESTAURANTS   BOARDWALK   STEAKHOUSE

                          LANDRY'S RESTAURANTS, INC.
                             1510 West Loop South
                             Houston, Texas 77027

                               -----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 22, 2003

                               -----------------

   Notice is hereby given that the Annual Meeting of Stockholders of Landry's Restaurants, Inc. will be held at the Downtown Aquarium, 410 Bagby Street, Houston, Texas, on May 22, 2003, at 11:00 a.m., local time, for the following purposes:

    1. To elect six directors to serve a term of office expiring at the 2004 Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified;

    2. To ratify the adoption of the Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan; and

    3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   Our board of directors has fixed the close of business on April 21, 2003, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination during regular business hours at our corporate offices at 1510 West Loop South, Houston, Texas 77027, for 10 days prior to the Annual Meeting.

   You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly so that your shares of stock may be represented and voted in accordance with your wishes, even if you cannot attend, and in order that the presence of a quorum may be assured at the Annual Meeting. In the event you decide to attend the Annual Meeting, you may revoke the proxy and vote your shares in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ Steven L. Scheinthal

                                          Steven L. Scheinthal, Secretary

DATED: April 29, 2003

                          LANDRY'S RESTAURANTS, INC.
                             1510 West Loop South
                             Houston, Texas 77027

                               -----------------
                                PROXY STATEMENT
                               -----------------

   We are mailing this proxy statement with the accompanying proxy card and our Annual Report to you on or about April 29, 2003. The enclosed proxy is solicited by the board of directors of Landry's Restaurants, Inc. in connection with our Annual Meeting of Stockholders to be held on May 22, 2003, and any adjournment of that meeting. The Annual Meeting will be held at 11:00 a.m., local time, at the Downtown Aquarium, 410 Bagby Street, Houston, Texas.

                               -----------------
                       GENERAL INFORMATION ABOUT VOTING
                               -----------------

WHO CAN VOTE?

   If you are a holder of our common stock according to our records at the close of business on April 21, 2003 (the record date for the Annual Meeting), you are entitled to vote at the Annual Meeting. On the record date, we had 27,530,546 shares of common stock issued and outstanding, exclusive of treasury shares. Each issued and outstanding share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting and can be voted only if the owner of record is present to vote or is represented by proxy.

HOW ARE VOTES COUNTED?

   The holders of a majority in interest of all stock issued, outstanding and entitled to vote are required to be present in person or represented by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes are treated in the same manner as shares present or represented at the Annual Meeting for purposes of determining the existence of a quorum. (A "broker non-vote" occurs when a registered broker holding a customer's shares in the name of the broker has not received voting instructions on a matter from the customer and is barred by stock exchange rules from exercising discretionary authority to vote on the matter. The broker will indicate this on the proxy card.)

   The total number of votes that are cast "for" a proposal will determine whether the proposal is adopted. Abstentions are counted in determining the total number of votes cast. Broker non-votes are not counted in determining the number of votes cast.

   The affirmative vote of a majority of the shares of common stock represented at the Annual Meeting and entitled to vote is required to elect directors. In voting for the election of directors, you may cast your vote in favor or against, but you may not specify an abstention. Ratification of the Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan requires the affirmative vote of a majority of the shares entitled to vote that are present, in person or by proxy, at our annual meeting.

WHAT HAPPENS IF I VOTE BY PROXY?

   If you sign, date and return the enclosed proxy card in time for the Annual Meeting and do not subsequently revoke it, your shares will be voted in accordance with your instructions as marked on the proxy card. If you sign, date and return the proxy card, but do not specify how your shares are to be voted, then your shares will be voted FOR all nominees for director and FOR approval of the Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan. We are not aware of any matter to be considered at the Annual Meeting other than those referred to in this proxy statement. If any other business should properly come before the Annual Meeting, the persons named on the proxy card will vote according to their best judgment.

CAN I REVOKE MY PROXY CARD INSTRUCTIONS?

   You may revoke your proxy at any time before it is exercised by returning to us another properly signed proxy card representing your shares and bearing a later date, or by delivering a written revocation letter to Steven L. Scheinthal, Secretary of the Company, or by attending the Annual Meeting in person, notifying the Secretary, and voting by ballot at the Annual Meeting. Mr. Scheinthal's mailing address is Landry's Restaurants, Inc., 1510 West Loop South, Houston, Texas 77027.

   Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

WHAT DO I NEED TO DO IF I PLAN TO ATTEND THE ANNUAL MEETING?

   If you are a holder of record of shares of common stock and you plan to attend the Annual Meeting, you need only bring a form of personal identification with you in order to be admitted to the Annual Meeting. If you are not a record holder of shares but hold our common stock through a bank or broker, you will need proof of ownership to be admitted to the Annual Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you hold your shares through a broker or bank and want to vote in person at the Annual Meeting, you will need to contact the registered holder of your shares and obtain a proxy in your name from that registered holder.

WHO PAYS THE EXPENSES OF THIS SOLICITATION?

   We bear the cost of preparing, assembling and mailing the notice, proxy statement and proxy card for the Annual Meeting. In addition to such solicitation by use of the mails, our employees may solicit proxies by personal interview, by telephone or by other means of communication, without any additional compensation. We will also provide persons, firms, banks and corporations holding shares in their names, or in the names of their nominees, which in either case are beneficially owned by others, with proxy materials for transmittal to the beneficial owners and we will reimburse the record holders for their reasonable expenses in transmitting those materials.

                       PROPOSAL I--ELECTION OF DIRECTORS

   Our board of directors has fixed the number of directors at six in accordance with our By-laws. As of the date of this proxy statement, the board of directors consists of six members, each of which has consented to stand for re-election. Each nominee will serve until the 2004 Annual Meeting of our stockholders or until his respective successor is duly elected and qualified. A majority of shares present at the Annual Meeting is required to be cast in favor of a nominee for the election of each of the nominees listed below. At the Annual Meeting, the common stock represented by proxies, unless otherwise specified, will be voted for the election of the six nominees named below.

   Although the board of directors does not contemplate that any of the nominees will be unable to serve, if that situation arises prior to the Annual Meeting, the persons named on the enclosed form of proxy will vote for a substitute nominee in accordance with their best judgment.

   The following information is set forth with respect to the persons nominated for election as a director.

                  Nominees for Election at the Annual Meeting

                                                                     DIRECTOR  TERM
           NAME             AGE              POSITIONS                SINCE   EXPIRES
           ----             --- ------------------------------------ -------- -------
Tilman J. Fertitta (3)(4).. 45  President, Chief Executive Officer     1993    2003
                                  and Director......................
Steven L. Scheinthal (3)(5) 41  Executive Vice President of            1993    2003
                                  Administration, General Counsel,
                                  Secretary and Director............
Paul S. West (3)........... 44  Executive Vice President of Finance,   1994    2003
                                  Chief Financial Officer and
                                  Director..........................
Michael S. Chadwick (1).... 49  Director............................   2001    2003
James E. Masucci (1)(2).... 70  Director............................   1993    2003
Joe Max Taylor (1)(2)(4)(5) 70  Director............................   1993    2003

--------
(1) Member of Audit Committee
(2) Member of Compensation/Stock Option Committee
(3) Member of Executive Committee
(4) Member of Nominating Committee
(5) Member of Development Committee

   Mr. Fertitta has served as President and Chief Executive Officer of the Company since 1987. In 1988, he became the controlling stockholder and assumed full responsibility for all of the Company's operations. Prior to serving as President and Chief Executive Officer of the Company, Mr. Fertitta devoted his full time to the control and operation of a hospitality and development company. Mr. Fertitta serves on the boards of the Houston Livestock Show and Rodeo, Space Center Houston, the Museum of Fine Arts, The Greater Houston Convention and Visitor's Bureau, the Better Business Bureau of Houston, the Childress Foundation and the National Forest Foundation. He is also a minority partner in the Houston Texans National Football League team.

   Mr. Scheinthal has served as Executive Vice President or Vice President of Administration, General Counsel and Secretary to the Company since September 1992. He devotes a substantial amount of time to lease and contract negotiations and is primarily responsible for the Company's compliance with all federal, state and local ordinances. Prior to joining the Company, he was a partner in the law firm of Stumpf & Falgout in Houston, Texas. Mr. Scheinthal represented the Company for approximately five years before joining the Company. He has been licensed to practice law in the state of Texas since 1984.

   Mr. West has served as Executive Vice President or Vice President of Finance and Chief Financial Officer of the Company since June 1993. Prior to joining the Company, Mr. West was a senior manager at Deloitte &

Touche and a leader of their Restaurant/Entertainment Advisors Group in Dallas, Texas. He was responsible for numerous restaurant audits and performed the annual restaurant industry operations survey and study on behalf of the National Restaurant Association and many state restaurant associations. Mr. West had been engaged in public accounting and auditing since 1981, and has been a certified public accountant since 1983.

   Mr. Chadwick has been engaged in the commercial and investment banking businesses since 1975. From 1988 to 1994, Mr. Chadwick was President of Chadwick, Chambers & Associates, Inc., a private merchant investment banking firm in Houston, Texas, which he founded in 1988. In 1994, Mr. Chadwick joined Sanders Morris Harris, an investment banking and financial advisory firm, as Senior Vice President and a Managing Director in the Corporate Finance Group. Mr. Chadwick was elected to the board of directors of the Company in 2001.

   Mr. Masucci is self-employed as an advertising consultant. From 1956 until June 1996, he was employed by Capital Cities/ABC ("ABC"). His last position with ABC was as President and General Manager of KTRK-TV, an ABC-owned station in Houston, Texas, a position he held from August 1990 to June 1996. Prior to serving as President, Mr. Masucci served in various executive positions with KTRK-TV and has served as Division Vice President and Vice President of the Broadcast Division of ABC.

   Mr. Taylor was formerly the chief law enforcement administrator for Galveston County, Texas. He has served as a Director and Executive Committee member of American National Insurance Company, a publicly-traded insurance company, for ten years and served on the Board of Directors of Moody Gardens, a hospitality and entertainment complex located in Galveston, Texas.

   There were nine meetings of our board of directors held during 2002. All of the current board members attended 75% or more of the meetings of the board and of the committees of the board on which they were members.

   The board of directors recommends that stockholders vote "FOR" each nominee for the board of directors.

         PROPOSAL II--APPROVAL OF EMPLOYEE/RAINFOREST CONVERSION PLAN

   We are asking you to ratify the Board's adoption of the Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan that was adopted by our board of directors on December 15, 2002. As adopted, the plan makes available up to 2,162,500 shares of our common stock for granting non-qualified stock options. Shares to be issued under the plan shall be issued solely from treasury stock, which we reacquired in the open market.

   In the opinion of our board of directors, we and our stockholders will benefit substantially from having our directors, officers, employees and consultants acquire shares of our common stock by means of options granted to such persons. In the opinion of our board, our ability to provide these stock options in the future will benefit our long-term financial performance. However, under proposed rules of the New York Stock Exchange, unless the 2002 Employee/Rainforest Conversion Plan is approved by our stockholders, we will be unable to grant future options. Accordingly, our board believes it is in our best interest to ratify the stock option plan that, if ratified, will authorize us to award stock options to our directors, officers, employees and consultants under the proposed NYSE rules if adopted.

   The more significant features of the plan are described below. This description is qualified in its entirety by the plan, a copy of which is attached to this proxy as Appendix A.

Purpose

   The purposes of the plan are

  . to foster and promote our long-term financial success and materially increase the value of the Company by

     .   encouraging the long-term commitment of the plan participants,

     . motivating performance of the plan participants by means of long-term incentives,

     . encouraging and providing plan participants with an opportunity to obtain an ownership interest in Landry's,

     . attracting and retaining outstanding employees, consultants, and outside directors by providing incentive compensation opportunities, and

     . enabling participation by plan participants in the long-term growth and financial success of Landry's, and

  . to provide shares previously authorized by our board of directors for issuance upon the exercise of the vested stock options held by employees of Rainforest Cafe, outstanding at the date of our merger with Rainforest Cafe.

Participants

   In addition to all of the Rainforest Cafe employees who held options as of the date we acquired the Rainforest Cafe and for whom the plan provides Landry's shares upon exercise of their options, additional options may be granted to our and our subsidiaries' directors, officers, other employees and individuals who provide ongoing consulting or other services to us or our subsidiaries. These individuals, whom we call "participants," will be selected by the Committee of our Board which administers the Plan.

Administration

   The plan will be administered by our board of directors or a committee of our board as is designated by the board to administer the plan (the "Committee"). The Committee will determine the persons to whom new awards will be granted and will set the terms, provisions, limitations, and performance requirements of the grant. Although the members of the Committee will be eligible to receive awards, no member of the Committee will participate in any decisions regarding any award granted to such member. Furthermore, the Committee, in its discretion, will (i) interpret the plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the plan, (iii) establish performance goals for awards, if any, and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the plan.

Types of Awards

   The plan permits the Committee to grant non-qualified stock options to the participants. Grants under the plan will be set out in an award agreement between us and the participant. The award agreement will provide for the terms of the award and the conditions for vesting of the shares, if any.

Term

   The plan will remain in effect until December 15, 2012 unless earlier terminated by our board of directors.

Modification or Termination

   Our board of directors can amend or terminate the plan at any time. However, any amendment to the plan is subject to regulatory approval and, if required, to stockholder approval.

Transferability

   In general, the new non-qualified stock options granted under the plan are not assignable or transferable by a participant other than by will or the laws of descent and distribution. However, the plan administrator may, in its discretion, authorize all or a portion of an option granted to a participant to be on terms which permit transfer by such participant to

  . the spouse (or former spouse), children or grandchildren of the participant, or his "immediate family members,"

  . a trust or trusts for the exclusive benefit of such immediate family members,

  . a partnership in which the only partners are immediate family members and/or entities that are controlled by immediate family members,

  . an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Internal Revenue Code or any successor provision, or

  . a split interest trust or pooled income fund described in Section 2522(c)(2) of the Internal Revenue Code or any successor provision,

provided that there is no consideration for any such transfer, the agreement pursuant to which such option is granted must be approved by the plan administrator and must expressly provide for transferability, and subsequent transfers of transferred options shall be prohibited except those by will or the laws of descent and distribution.

Mergers, Consolidations and Other Changes in our Capital Structure

   The plan provides for the adjustment of the number and type of common shares issuable upon the exercise of options upon a reorganization, recapitalization, stock split, stock dividend, combination of shares, merger, consolidation, rights offering or any other change in our corporate structure or our shares if the Committee deems that such adjustment is equitable.

   In the event of any merger, consolidation or share exchange pursuant to which we are not the surviving or resulting corporation, there shall be substituted for each share of common stock subject to the unexercised portions of outstanding stock options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to our stockholders in respect to each share of common stock held by them, such outstanding options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

Notwithstanding the foregoing, however, all stock options may be canceled by us, in our sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of our assets, or of any dissolution or liquidation of the Company.

Federal Income Tax Consequences

   In general. The federal income tax consequences, in general, of the plan are as follows. The awards to be granted under the plan are to be non-qualified stock options. A participant will not recognize income and we will not be allowed a deduction at the time a non-qualified option is granted. When a participant exercises a non-qualified option, the difference between the option price and any higher market value of the common shares on the date of exercise will be treated as compensation taxable as ordinary income to the participant, and will be allowed as a deduction for federal income tax purposes to us. The participant's tax basis for stock acquired under a non-qualified option will be equal to the option price paid for such stock, plus any amounts included in the participant's income as compensation. When a participant disposes of common shares acquired by the exercise of a non-qualified option, any amount received in excess of the participant's tax basis for such shares generally will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common shares. If the amount received is less than the participant's tax basis for such shares, the loss generally will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

   Special rule if option price is paid in common shares. If a participant pays the exercise price of a non-qualified option with previously-owned shares of our common shares and the transaction is not a disqualifying disposition of stock previously acquired under an incentive stock option, the common shares received equal to the number of common shares surrendered are treated as having been received in a tax-free exchange. The participant's tax basis and holding period for these common shares received will be equal to the participant's tax basis and holding period for the common shares surrendered. The common shares received in excess of the number of common shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value (and we will be allowed a deduction to the same extent). The participant's tax basis in these common shares will be equal to their fair market value on the date of exercise, and the participant's holding period for such shares will begin on the date of exercise.

   If the use of previously acquired common shares to pay the exercise price of a non-qualified option constitutes a disqualifying disposition of stock previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common shares surrendered, determined at the time such stock was originally acquired, over the aggregate option price paid for such stock. Generally, a disqualifying disposition of stock previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of either the two-year period beginning on the date such option was granted, or the one-year period beginning on the date such option was exercised. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant's tax basis in the common shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

   Federal tax withholding. Income realized by a participant upon the exercise of a non-qualified option is subject to withholding of federal and state income tax and to withholding of the participant's share of tax under the Federal Insurance Contribution Act. Because the withholding requirement applies only to employees, a non-employee participating in the plan (for example, a non-employee director) who exercises a non-qualified option is not generally subject to withholding.

   To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any certificate for common shares, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the common shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations.

   Withholding does not represent an increase in the participant's total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant's tax basis in the common shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by us to employees by January 31 of the succeeding year.

   The board of directors recommends that stockholders vote "FOR" approval of the ratification of the Board's adoption of the Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan.

                     EQUITY COMPENSATION PLAN INFORMATION

   The following table provides information as of December 31, 2002 regarding the number of shares of Common Stock that may be issued under the Company's equity compensation plans.

                                        Number of securities                        Number of securities remaining
                                          to be issued upon      Weighted average   available for future issuance
                                       exercise of outstanding  exercise price of     under equity compensation
                                        options, warrants and  outstanding options,  plans (excluding securities
                                               rights          warrants and rights     reflected in column (a))
            Plan Category              ----------------------- -------------------- ------------------------------
                                                 (a)                   (b)                       (c)
                                       ----------------------- -------------------- ------------------------------
Equity compensation plans approved by
  the security holders................        1,034,835               $ 8.83                         --
Equity compensation plans not approved
  by the security holders (1).........        1,659,635               $13.20                  1,300,000
                                              ---------               ------                  ---------
   Total..............................        2,694,470               $11.57                  1,300,000
                                              =========               ======                  =========

--------
(1) Landry's has the following compensation plans under which awards have been issued or are authorized to be issued that were adopted without stockholder approval:
   (a) The Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan authorizes the issuance of up to 2,162,500 shares, all of which are currently held in our treasury. The Plan authorizes the use of our treasury stock upon exercise of the vested options held by employees and others at Rainforest Cafe on the date we merged with Rainforest. This plan also allows new awards of nonqualified stock options, which may include Cash Equivalent Value rights, to our consultants, employees and non-employee directors. The plan is administered by our Compensation/Stock Option Committee. Terms of the award, such as vesting and exercise price, are to be determined by the Compensation/Stock Option Committee and set forth in the grant agreement for each award. Ratification of this plan is proposed at this annual meeting.
   (b) On July 22, 2002, we issued options to purchase an aggregate of 437,500 shares under individual stock option agreements with individual members of senior management. Options under these agreements were granted at the market price and expire ten years from the date of grant. These options vest in equal installments over a period of five years, provided that vesting may accelerate on certain occurrences, such as a change in control or, in the case of options granted to our CEO, if Landry's stock hits certain price targets.
   (c) On July 22, 2002, we issued options to purchase an aggregate of 6,000 shares to our non-employee directors. Options under these agreements were granted at market price and expire ten years from the date of grant. These options vest in equal installments over a period of five years.
   (d) On March 16, 2001, we issued options to purchase an aggregate of 387,500 shares to our senior management under individual stock option agreements with individual members of senior management. Options under these agreements were granted at market price and expire ten years from the date of grant. These options vest in equal installments over a period of five years, provided that vesting may accelerate on certain occurrences, such as a change in control or, in the case of options granted to our CEO, if our stock hits certain price targets.

   (e) On March 16 and September 13, 2001, options to purchase an aggregate of 240,000 shares were issued to individual employees of ours under individual option grant agreements. Options under these agreements were granted at market price and expire ten years from the date of grant. These options vest in equal installments over a period of five years, provided that vesting may accelerate on certain occurrences, such as a change in control.
   (f) On April 27, 1995, we issued options to purchase an aggregate of 600,000 shares under an individual stock option agreement with our President and CEO. Options under the agreement were granted at market price and expire ten years from the date of grant. These options vested in equal installments over a period of three years.

                              EXECUTIVE OFFICERS

   In addition to Messrs. Fertitta, Scheinthal and West, for which information is provided above, the following person is an executive officer of the registrant:

                                                                  OFFICER
                       AGE                POSITION                 SINCE
            NAME       --- -------------------------------------- -------
      Richard E. Ervin 46  Executive Vice President of Restaurant  1991
                             Operations

   Mr. Ervin has served as Executive Vice President or Vice President of Restaurant Operations since 1991. Prior to that time, he was the Vice President of Internal Controls and Director of Beverage Operations. He has over 20 years of experience in high volume, multi-unit food and beverage operations. His experience includes new restaurant development and employee training programs.

                     COMMITTEES OF THE BOARD OF DIRECTORS

   We have an Executive Committee, an Audit Committee, a Compensation/Stock Option Committee, a Nominating Committee, and a Development Committee. We are reviewing our committee structure in order to fully satisfy the existing and proposed rules of the Securities and Exchange Commission and the New York Stock Exchange, and will timely satisfy all of such rules. The Executive Committee has and may exercise all of the authority of the board of directors with respect to the management of our business, except with respect to certain specified matters that by law, our Certificate of Incorporation or our By-laws must be approved by the entire board of directors. The Executive Committee met eight times during 2002. All actions taken by the Executive Committee were subsequently ratified unanimously by our board of directors. As more fully set forth in the section entitled "Audit Committee Matters" below, the Audit Committee is responsible for (i) reviewing the scope of, and the fees for, the annual audit, (ii) reviewing with our independent accountants the corporate accounting practices and policies and recommending to whom reports should be submitted within the Company, (iii) reviewing with the independent accountants their final report, (iv) meeting with internal and independent accountants during the year for consulting purposes. The Audit Committee met on five occasions in 2002. The Board of Directors has determined that each committee member is independent as defined in accordance with applicable requirements. See the "Audit Committee Matters--Audit Committee Report for the Year Ended December 31, 2002" set forth below. The Compensation/Stock Option Committee determines the compensation of our officers and performs other similar functions and grants options under our stock option plans and also determines whether additional options should be granted to deserving key employees. The Compensation/Stock Option Committee met on two occasions in 2002. The Board of Directors has determined that each committee member is independent as defined in accordance with applicable requirements. See "Compensation/Stock Option Committee Report on Executive Compensation" set forth below. The Development Committee reviews our development activities on behalf of the Board of Directors. The Development Committee met on two occasions in 2002. The Nominating Committee selects appropriate candidates to be recommended to the full board of directors and the stockholders for election as directors and, in accordance with the Audit Committee charter, the Audit Committee members. Our Nominating Committee does not have a formal procedure for considering nominees recommended by our security holders. The Nominating Committee met on one occasion in 2002.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. We believe, based solely on a review of the copies of such reports furnished to us and on written representations from our directors and executive officers, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

   The following table sets forth, as of the Record Date, certain information regarding the beneficial ownership of our common stock by (a) each person known to us to own beneficially more than five percent of the outstanding shares of our common stock, (b) each of our directors, (c) each executive officer named in the Summary Compensation Table below, and (d) all of our executive officers and directors as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned. The address of each of Messrs. Fertitta, Scheinthal, West, Chadwick, Ervin, Masucci and Taylor is 1510 West Loop South, Houston, Texas 77027.

                                                                     SHARES
                                                                  BENEFICIALLY
                   NAME OF BENEFICIAL OWNER                           OWNED
                   ------------------------                     ----------------
                                                                 NUMBER   PERCENT
                                                                --------- -------
Tilman J. Fertitta (1)......................................... 5,700,000    20%
Steven L. Scheinthal (2).......................................   185,500     *
Paul S. West (2)...............................................   170,700     *
Michael S. Chadwick (2)........................................     2,000     *
James E. Masucci (2)...........................................     4,400     *
Joe Max Taylor (2).............................................     2,800     *
Richard E. Ervin (2)...........................................   159,500     *
Dimensional Fund Advisors Inc. (3)............................. 1,557,714   5.7%
All executive officers and directors as a group (4) (7 persons) 6,224,900  21.5%

--------
 * Less than 1%.
(1) Includes 1,100,000 shares subject to options owned by Mr. Fertitta that are immediately exercisable.
(2) Includes 101,500, 10,000, 2,000, 4,400, 2,800 and 152,500 shares subject to options, respectively, for the persons named in the above table, which are exercisable within 60 days of the record date.
(3) The address of Dimensional Fund Advisors Inc. is 1299 Ocean Avenue, 11/th/ Floor, Santa Monica, CA 90401. The information set forth herein has been compiled from filings made with the SEC on Schedule 13-G dated as of February 7, 2003. The named entity possesses sole or shared beneficial ownership of the shares listed.
(4) Includes 1,373,200 shares subject to options for all officers and directors as a group which are, or will become, exercisable within 60 days of the record date.

                            EXECUTIVE COMPENSATION

   The following table sets forth in summary, compensation paid by us and our subsidiaries for the year ended December 31, 2002 to our CEO and our other most highly compensated executive officers whose cash compensation exceeded $100,000:

                          SUMMARY COMPENSATION TABLE

                                                                              LONG TERM
                                                                             COMPENSATION
                                               ANNUAL COMPENSATION              AWARDS
                                       ----------------------------------- ----------------
                                                              OTHER ANNUAL    SECURITIES
                                            SALARY    BONUS   COMPENSATION    UNDERLYING
     NAME AND PRINCIPAL POSITION       YEAR  ($)     ($) (1)      ($)      OPTIONS/SARS (#)
     ---------------------------       ---- ------- --------- ------------ ----------------
Tilman J. Fertitta, (2)............... 2002 950,000 1,350,000    76,110        300,000
 President and Chief Executive Officer 2001 730,000 1,250,000        --        250,000
                                       2000 635,000   500,000        --        250,000

Steven L. Scheinthal, (3)............. 2002 295,000   340,000        --         50,000
 Executive Vice President of           2001 240,000   325,000        --         50,000
 Administration, Secretary and         2000 210,000   185,000        --         50,000
 General Counsel

Paul S. West, (3)..................... 2002 290,000   330,000        --         50,000
 Executive Vice President of Finance   2001 230,000   325,000        --         50,000
 and Chief Financial Officer           2000 200,000   185,000        --         50,000

Richard E. Ervin, (3)................. 2002 225,000   240,000        --         37,500
 Executive Vice President of           2001 175,000   225,000        --         37,500
 Restaurant Operations                 2000 150,000   125,000        --         37,500

--------
(1) Bonuses were paid in the year following the date indicated in the table to reflect accomplishments in the year indicated.
(2) "Other Annual Compensation" for 2002 includes $28,724 for medical reimbursement and $21,844 for administrative services.
(3) These executive officers received personal benefits in addition to salary. However, the Company has concluded that the aggregate amount of such personal benefits do not exceed the lesser of $50,000 or 10% of annual salary and bonus reported for each such executive.

   The following table provides details regarding stock options granted in 2002 to executive officers named in the Summary Compensation Table. In addition, in accordance with SEC rules, the hypothetical gains are shown that would exist for the respective options based on assumed rates of annual compounded growth in the stock price of 5% and 10% from the date the options were granted over the full option term. The actual value, if any, an executive may realize will depend on the spread between the market price and the exercise price on the date the options are exercised.

                     OPTION GRANTS IN THE LAST FISCAL YEAR

                                INDIVIDUAL GRANTS
                     ----------------------------------------
                                                                   POTENTIAL
                                                               REALIZABLE VALUE
                                  % OF                         AT ASSUMED ANNUAL
                       NO. OF     TOTAL                         RATES OF STOCK
                     SECURITIES  OPTIONS                      PRICE APPRECIATION
                     UNDERLYING  GRANTED                        FOR OPTION TERM
                      OPTIONS    TO ALL   EXERCISE                  ($)(1)
                     GRANTED IN EMPLOYEES  PRICE   EXPIRATION -------------------
        NAME            2002     IN 2002   ($/Sh)     DATE       5%        10%
        ----         ---------- --------- -------- ---------- --------- ---------
Tilman J. Fertitta..  300,000      68%     18.00   7/22/2012  3,396,000 8,606,100
Steven L. Scheinthal   50,000      11%     18.00   7/22/2012    566,000 1,434,350
Paul S. West........   50,000      11%     18.00   7/22/2012    566,000 1,434,350
Richard E. Ervin....   37,500       8%     18.00   7/22/2012    424,500 1,075,763

--------
(1) Potential gains are net of the exercise price, but before taxes associated with the exercise. These amounts represent certain assumed rates of appreciation only, based on SEC rules. Actual gains, if any, on stock option exercises are dependent on the future performance of our common stock, overall market conditions and the option holder's continued employment through the vesting period. The amount reflected in this table may not necessarily be achieved. Amounts shown under the "Potential Realizable Value" column have been calculated by multiplying the exercise price by the annual appreciation rate shown (compounded for the term of the options), subtracting the exercise price per share, and multiplying the gain per share by the number of shares covered by the option.

   The following table shows the number of shares acquired upon exercise of stock options in 2002, the value realized and the number of shares covered by both exercisable and unexercisable stock options held by executive officers named in the Summary Compensation Table at December 31, 2002. Also reported are the value for the "in-the-money" options which represent the positive spread between the exercise price of any such existing stock option and the price of our common stock as of December 31, 2002.

                  AGGREGATED OPTION EXERCISES IN LAST FISCAL
                         YEAR AND FY-END OPTION VALUES

                                                   NUMBER OF
                                                  SECURITIES
                                                  UNDERLYING          VALUE OF
                                                  UNEXERCISED      UNEXERCISED IN-
                                                  OPTIONS AT          THE-MONEY
                        SHARES                      FISCAL        OPTIONS AT FISCAL
                       ACQUIRED                  YEAR END (#)     YEAR-END ($) (1)
                          ON         VALUE       EXERCISABLE/        EXERCISABLE
        NAME         EXERCISE (#) REALIZED ($)   UNEXERCISABLE      UNEXERCISABLE
        ----         ------------ ------------ ----------------- -------------------
Tilman J. Fertitta..   300,000     4,800,000   1,100,000/300,000  10,882,750/972,000
Steven L. Scheinthal   115,000     1,818,196      81,500/120,000 1,197,060/1,098,800
Paul S. West........    90,000     1,466,500      41,666/120,000   589,990/1,098,800
Richard E. Ervin....        --            --      137,500/90,000   2,047,750/824,000

--------
(1) The values were determined on the basis of the closing Common Stock price of $21.24 on December 31, 2002 (the last trading day of the year), and equals the aggregate amount by which the market value of the option shares exceeded the exercise price of outstanding options.

                           COMPENSATION OF DIRECTORS

   Directors of the Company who are not executive officers received Director's fees of $30,000 for 2002, plus the expenses incurred by them on behalf of the Company. Non-employee Directors also receive $1,000 for each Audit Compensation, Stock Option Committee meeting, as well as other executive committees, they attend. During 2002, Mr. Taylor, in addition, received $48,000 in connection with security consulting and governmental affairs services he rendered for the Company. Such services were terminated in 2003. Each current non-employee director has received stock options to acquire shares of Common Stock under the Company's Non-Qualified Formula Stock Option Plan for Non-Employee Directors (the "Non-Employee Director's Plan"). The Non-Employee Director's Plan provides for the granting of non-qualified stock options to non-employee directors of the Company. Pursuant to the Non-Employee Director's Plan, 80,000 shares of Common Stock are reserved for issuance to eligible non-employee directors of the Company or its subsidiaries. The Non-Employee Director's Plan is administered by the President of the Company and requires that the purchase price under each option must not be less than 100% of the fair market value (as defined in the Non-Employee Director's Plan) of the Common Stock at the time of the grant of the option. Full payment for shares purchased upon exercise of an option must be made at the time of exercise and no shares may be issued until full payment is made. Options granted pursuant to the Non-Employee Director's Plan generally vest in five installments beginning no earlier than the first anniversary of the date of grant, and the options expire ten years from the grant date. The Non-Employee Director's Plan provides that an option agreement may include a provision for permitting an optionee the right to deliver previously owned shares of Common Stock in partial or full payment for shares to be purchased upon exercise of an option. In 1995, the Director's Plan was amended to provide that each non-employee director would receive an additional option in the amount of 2,000 shares each time such person was re-elected for an additional term as a director. Pursuant to the Non-Employee Director's Plan, each non-employee director receives an option to purchase 10,000 shares of Common Stock upon their initial appointment to the Board. On July 22, 2002, all persons who were non-employee independent directors at that time received options to acquire 2,000 shares each at a price of $18.00 per share as a result of their re-election to the Board. In 2002, in connection with their positions as Director as well as their functions as members of Committees of Non-Employee Independent Directors, Messrs. Taylor, Masucci and Chadwick were paid $48,000, $36,000 and $35,000 respectively.

     COMPENSATION/STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

   In August 1993, the board of directors established a Compensation/Stock Option Committee to review and approve the compensation levels of members of management, evaluate the performance of management, consider management succession and consider any related matters for Landry's. The Committee is charged with reviewing with the board of directors in detail all aspects of compensation for our executive officers.

   The philosophy of our compensation program is to employ, retain and reward executives capable of leading us in achieving our business objectives. These objectives include creating and preserving strong financial performance, increasing our assets, positioning our assets and business operations in geographic markets and industry segments offering long-term growth opportunities, enhancing stockholder value, and ensuring our survival. We measure the accomplishment of these objectives against conditions prevalent in the industry within which we operate. In recent years, these conditions reflect a highly competitive market environment.

   The available forms of executive compensation include base salary, cash bonus awards and stock options. Each component is intended to serve the Compensation/Stock Option Committee's philosophy; however, performance of the Company is a key consideration. Our compensation policy recognizes, however, that stock price performance is only one measure of performance and, given industry business conditions and our long term strategic direction and goals, it may not necessarily be the best current measure of executive performance. Therefore, our compensation policy also gives consideration to our achievement of specified business objectives when determining executive officer compensation. An additional objective of the Compensation/Stock Option

Committee has been to reward executive officers with equity compensation in addition to salary in keeping with our overall compensation philosophy, which attempts to place equity in the hands of its key employees in an effort to further instill stockholder considerations and values in the actions of all the key employees and executive officers.

   In furtherance of our compensation philosophy and goal of employing, retaining and rewarding our executives who have demonstrated a desire and ability to lead us in the pursuit of our business objectives, in 1998 we entered into Personal Service and Employment Agreements with the CEO and with Steven L. Scheinthal, Paul S. West and Richard E. Ervin (Messrs. Scheinthal, West and Ervin are collectively referred to as the "Additional Executives"). The employment agreements, which are discussed in more detail below, became effective as of January 1, 1998 and terminated on December 31, 2002. The employment agreements established the framework for the initial base salary payable to the CEO and each of the Additional Executives in 2002 and further provided for additional bonus awards under any bonus programs established by us and/or, based upon merit and our performance, from the Compensation/Stock Option Committee. In 2002, we reviewed the base salary and bonus recommendation made by the CEO based upon his assessment of the performance of individual executive officers and his assessment of each Additional Executive's past performance and expectations as to future contributions. The employment agreements also provided for certain additional executive benefits and perquisites to be provided to the CEO and each of the Additional Executives.

   The employment agreements established the initial salary payable in 1998 for the CEO and each of the Additional Executives. Each executive officer's salary was thereafter reviewed at least annually and was reviewed in 2002. In establishing the salary payable to the CEO and the Additional Executives, the Compensation/Stock Option Committee considered a number of factors. The general considerations include a review and evaluation of the compensation and salary levels for similar level executives for other comparable companies, the achievement of specified business objectives during the prior fiscal year including progress made by us in improving revenues, income and operating cash flows, and progress made by us in development and improvements in customer satisfaction, and with respect to the Additional Executives, the recommendation of the CEO. In determining the cash bonus awarded to the CEO, the Compensation/Stock Option Committee took into account the performance of our common stock, our increased revenues and earnings as well as the exceptional performance required to complete the major acquisitions we completed in 2002 and to develop significant projects in Texas and around the country, and with respect to the Additional Executives, the recommendation from the CEO. The Compensation/Stock Option Committee is presently considering a new employment agreement for the CEO.

   Section 162(m) of the Internal Revenue Code generally denies a deduction to any publicly held corporation for compensation paid in a taxable year to the Company's CEO and four other highest compensated officers to the extent that the officer's compensation (other than qualified performance-based compensation) exceeds $1 million. The Compensation/Stock Option Committee does not intend to be limited in awarding executive compensation that meets the
Section 162(m) deductibility requirements and has not structured the CEO's bonus to satisfy Section 162(m). The Compensation/Stock Option Committee will exercise its discretion to award non-deductible compensation when it considers it in the best interests of the Company and stockholders to do so.

                                          COMPENSATION/STOCK OPTION COMMITTEE

                                          Joe Max Taylor
                                          James E. Masucci

   COMPENSATION/STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   No member of the Compensation/Stock Option Committee is or has been an officer or employee of the Company or any of our subsidiaries. The members of the Compensation/Stock Option Committee had no other relationships with us requiring disclosure pursuant to Item 404 of SEC Regulation S-K. No executive officer of ours served as a member of the Compensation/Stock Option Committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another corporation whose executive officer served on the Compensation/Stock Option Committee. No executive officer of the Company served as a director of another corporation whose executive officers served on the Compensation/Stock Option Committee. No executive officer of the Company served as a member of the Compensation/Stock Option Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another corporation an executive officers of which served as a director of the Company.

            EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

   On January 1, 1998, we entered into Personal Service and Employment Agreements with the CEO and each of the Additional Executives that set forth the general terms and conditions of their employment for the term commencing January 1, 1998. The term of these contracts expired in 2002. The Compensation/Stock Option Committee may enter into new employment agreements in 2003, but until such time, the CEO and Additional Executives are employees at will. Terms used herein are defined in each Executive's specific contract.

   Pursuant to the terms and provisions of the Personal Service and Employment Agreement between us and Mr. Fertitta (the "CEO's Agreement"), Mr. Fertitta agreed to serve as President and Chief Executive Officer of the Company through December 31, 2002. The CEO's Agreement provided that Mr. Fertitta would devote substantially all of his time and attention to the business and affairs of the Company and will receive, among other things, an annual base salary in an amount not less than $585,000, annual cash bonuses in amounts determined by the Compensation/Stock Option Committee. In addition, Mr. Fertitta was granted the right to receive stock options covering 900,000 shares. The options were granted with an exercise price of $6.00 per share and were exercised in 1999. Mr. Fertitta is also entitled to a split-dollar life insurance policy and certain other benefits and perquisites, including use of a Company automobile and other transportation facilities, certain memberships, and matching charitable contributions.

   In the event Mr. Fertitta's employment was terminated as a result of his death or disability (as defined in the CEO's Agreement), he, or his legal representative, was entitled to receive all compensation he would otherwise have been entitled to receive throughout the remaining term of the employment period as well as other death or disability benefits provided by the Company. In addition, any stock options immediately vested. In the event Mr. Fertitta's employment was terminated (i) by him other than for Good Reason, or (ii) by the Company for Cause, Mr. Fertitta received all accrued compensation and other amounts owed to him as of the date of termination. In the event Mr. Fertitta's employment was terminated (i) by the Company other than for Cause, (ii) by Mr. Fertitta for Good Reason or (iii) after a Change in Control, Mr. Fertitta was entitled to receive; (a) a lump sum payment of $3,000,000 in consideration of his agreement not to compete with the Company, (b) an amount equal to two years' base salary, (c) an additional lump sum payment in lieu of the split-dollar life insurance policy, and (d) a continuation of certain other employee benefits.

   The provisions of the Personal Service and Employment Agreements of the Additional Executives (the "Additional Executive Agreements") are substantially similar, differing only with respect to the specific amounts or value of certain items of compensation to which each additional Executive is entitled. Under the Additional Executive Agreements, the Additional Executives received the following minimum annual base salaries: Mr. Scheinthal-$185,000; Mr. West-$180,000; and Mr. Ervin-$120,000. Each Additional Executive was entitled to split-dollar life insurance, matching charitable contributions and certain other benefits and perquisites in addition to those made available to the Company's management generally. However, no split-dollar life insurance has been obtained for Mr. Fertitta or any of the Additional Executives. The Additional Executives were also granted stock options for the following number of shares: Mr. Scheinthal-200,000 shares; Mr. West-200,000 shares; and Mr. Ervin-125,000 shares at an exercise price of $6.00 per share.

   In the event an Additional Executives' employment was terminated as a result of his death or disability, he, or his legal representative, received his base salary throughout the remainder of the term, as well as benefits provided by the Company. In addition, any stock options that the Additional Executive received immediately vested. In the event an Additional Executive's employment was terminated (i) by him other than for Good Reason or (ii) by the Company for Cause, the Additional Executive was entitled to receive accrued compensation and unpaid expenses through his termination date. In the event an Additional Executive's employment was terminated by the Company other than for Cause, the Additional Executive was entitled to receive, his base salary for a period of twelve months and maintenance of all insurance benefits. In the event any Additional Executive's employment was terminated following a Change in Control, the Additional Executive was to: (i) receive a lump sum payment in consideration of his agreement not to compete the following respective amounts:
Mr. Scheinthal-$1,500,000; Mr. West-$1,500,000 and Mr. Ervin-$750,000, (ii)
receive those benefits he would have otherwise been entitled to receive had he been terminated by the Company other than for Cause, (iii) have all stock options not yet vested immediately vest, and (iv) receive a continuation of certain other employee benefits.

                               PERFORMANCE GRAPH

   Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Performance Graph and the previous Report of the Compensation/Stock Option Committee of Landry's Restaurants, Inc. on Executive Compensation shall not be incorporated by reference into any such filings.

   The following line graph compares the Company's cumulative total stockholder return with the cumulative total stockholder return of the Dow Jones Global Index and the Dow Jones Restaurant Index for the period from January 1, 1998 through December 31, 2002, assuming in each case an initial investment of $100 on January 1, 1998:

             Comparison of Five-Year Cumulative Total Return Among
              Landry's Restaurants, Inc., Dow Jones Global Index
                        And Dow Jones Restaurant Index

                                     [CHART]

                   Dow Jones           Dow Jones               Landry's
                 Global Index       Restaurant Index       Restaurants, Inc.
01/01/1998           100                  100                    100
12/31/1998           127                  150                     31
12/31/1999           151                  147                     36
12/31/2000           135                  138                     41
12/31/2001           118                  134                     78
12/31/2002            90                  108                     89

                            1/1/98 12/31/98 12/31/99 12/31/00 12/31/01 12/31/02
                            ------ -------- -------- -------- -------- --------
 Dow Jones Global Index....  100     127      151      135      118       90
 Dow Jones Restaurant......  100     150      147      138      134      108
 Landry's Restaurants, Inc.  100      31       36       41       78       89

                             CERTAIN TRANSACTIONS

   Our policy is, to the extent practicable, to avoid transactions (except those which are employment related) with officers, directors, and affiliates. In any event, any such transactions will be entered into on terms no less favorable to us than could be obtained from third parties, and such transactions will be approved by a majority of our disinterested directors.

   Effective January 1, 1996, we entered into a Consulting Service Agreement (the "Agreement") with Fertitta Hospitality, L.L.C. ("Fertitta Hospitality"), which is jointly owned by the Chairman and Chief Executive Officer of the Company and his wife. Pursuant to the Agreement, we provide limited services to Fertitta Hospitality with respect to management and operational matters, administrative, personnel and transportation matters. We receive a fee of $2,500 per month under the Agreement plus the reimbursement of all out-of-pocket expenses and such additional compensation as may be agreed upon. The Agreement provides for a one-year term, which is automatically renewed unless either party terminates the Agreement upon 30 days written notice to the other party.

   In 1999, we entered into a ground lease agreement with 610 Loop Venture, LLC, a company wholly-owned by the Chairman and Chief Executive Officer of the Company, on land adjacent to the Company's corporate headquarters. The ground lease is for a term of five years with one option renewal period. Under the terms of the ground lease, 610 Loop Venture pays us base rent of $12,000 per month plus pro-rata real property taxes and insurance. 610 Loop Venture also has the option to purchase certain property based upon an appraised or predetermined value.

   In 2002, in connection with the construction of a Rainforest Cafe restaurant on a prime tract of waterfront property in Galveston, Texas, we entered into a 20-year, with option renewals, ground lease agreement with Fertitta Hospitality having a base rent of $96,000 per year. Pursuant to the terms of the lease, the annual rent is equal to the greater of the base rent or sliding scale percentage rent from four to six percent of restaurant revenues, plus real property taxes and insurance. The terms of the lease were approved by the non-employee members of the board of directors, who received the opinion of an independent real estate firm that the economic and non-economic terms of the lease was a fair-market transaction.

   As permitted by the employment contract between us and our CEO, we made a charitable contribution in the amount of $197,720 to a charitable foundation that the CEO served as trustee in 2002.

   On a routine basis we hold or host promotional events, training seminars and conferences for our personnel. In connection therewith, in 2002,we incurred expenses in the amount of $229,746 at resort hotel properties owned by our CEO and to which we provide consulting services. The amount that we paid is below the amount that would have been paid by an unaffiliated third party.

   We jointly sponsor events and promotional activities which result in shared costs and use of our personnel or Fertitta Hospitality employees and assets.

   The above agreements were entered into between related parties and was not the result of arm's-length negotiations. Accordingly, the terms of each transaction may have been more or less favorable to us than might have been obtained from unaffiliated third parties. We believe that the terms of each transaction were at least as favorable to us as that which could have been obtained in arm's-length transactions with an unaffiliated party.

                            AUDIT COMMITTEE MATTERS

   The board has established an Audit Committee comprised entirely of independent directors, as defined in the New York Stock Exchange Listed Company Manual. Upon the recommendation of the Audit Committee and in compliance with regulations of the New York Stock Exchange, the board has adopted an Audit Committee Charter setting forth the requirements for the composition of the Audit Committee, the qualifications of its members, the frequency of meetings (including the need for meetings in executive session) and the responsibilities of the Audit Committee. In accordance with the Sarbanes-Oxley Act of 2002 and Securities and Exchange Commission rules promulgated as a result of the Sarbanes-Oxley Act, our Audit Committee is primarily responsible for overseeing the conduct of our audit by our outside auditors.

   In addition, in accordance with regulations of the SEC, the Audit Committee has issued the following report.

          Audit Committee Report for the Year Ended December 31, 2002

To Our Stockholders:

   Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. On behalf of the board of directors, the Audit Committee monitors the Company's financial reporting processes and systems of internal control, the independence and the performance of the independent accountants, and the performance of the internal auditors.

   Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee has discussed with the independent accountants their evaluation of the accounting principles, practices and judgments applied by management, and the Audit Committee has discussed any items required to be communicated to it by the independent accountants in accordance with standards established by the American Institute of Certified Public Accountants.

   The Audit Committee has received from the independent accountants a report describing any relationships with the Company that may bear on their independence and has discussed with the independent accountants the accountants' independence from the Company and its management. The Audit Committee has reviewed the audit fees of the independent accountants. It has also reviewed non-audit services and fees to assure compliance with the Company's and the Audit Committee's policies restricting the independent accountants from performing services that might impair their independence.

   The Audit Committee discussed with the Company's internal auditors and independent accountants the overall scope of and plans for their respective audits. The Audit Committee has met with the internal auditors and the independent accountants, separately and together, with and without management present, to discuss the Company's financial reporting processes and internal controls. The Audit Committee has reviewed significant audit findings prepared by the independent accountants and those prepared by the internal auditors, together with management's responses.

   In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors the inclusion of the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

                                          AUDIT COMMITTEE

                                          James E. Masucci
                                          Michael S. Chadwick
                                          Joe Max Taylor

                             INDEPENDENT AUDITORS

   Upon the recommendation of the Audit Committee, the board has retained Ernst & Young, LLP ("E&Y") as our independent auditors for the fiscal year ending December 31, 2003. A representative of E&Y will be present at the annual meeting. The representative will be given an opportunity to make a statement if he or she desires to do so.

   On July 30, 2002, Arthur Andersen LLP ("Andersen") was dismissed as our independent public accountants. Effective upon that date, E&Y was appointed as our new independent public accountants to replace Andersen for the fiscal year ending December 31, 2002. The decision to dismiss Andersen and to appoint E&Y was recommended by our Audit Committee and was approved by our board of directors.

   Andersen's reports on our financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

   During our two most recent fiscal years and the period from January 1, 2002 through July 30, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreements in connection with its report; and there were no reportable events as defined in certain SEC regulations.

   During our two most recent fiscal years and through July 30, 2002, we did not consult E&Y with respect to the application of accounting principles on a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in certain SEC regulations.

                          Independent Auditor's Fees

                                  Audit Fees

   Aggregate fees, including out-of-pocket expenses, for professional services rendered by our auditors in connection with (i) the audit of our consolidated financial statements as of and for the year ended December 31, 2002, and (ii) the limited reviews of our unaudited condensed consolidated interim financial statements as of March 31, 2002, June 30, 2002, and September 30, 2002 were $193,863.

                                All Other Fees

   In addition to the fees described above, aggregate fees, including out-of-pocket expenses, of $208,376 were paid to our auditors during the year ended December 31, 2002, primarily for non-recurring expert testimony services.

                             STOCKHOLDER PROPOSALS

   Any stockholder who intends to present a proposal at the 2004 Annual Meeting of Stockholders for inclusion in the proxy statement and form of proxy relating to that meeting is advised that the proposal must be received by us at our principal executive offices not later than December 29, 2003. We will not be required to include in our proxy statement or form of proxy a stockholder proposal which is received after that date or which otherwise fails to meet requirements for stockholder proposals established by regulations of the Securities and Exchange Commission. Finally, proposals received after December 29, 2003, and before March 15, 2004 may be considered at the 2004 Annual Meeting, but management proxies may use their discretionary authority to vote against the proposal even though there is no description of the proposal in the proxy statement.

                             CORPORATE GOVERNANCE

   We are committed to good corporate governance. Our corporate governance is founded on a commitment to our stockholders' interests and compliance with the corporate governance rules promulgated by the New York Stock Exchange and the Securities and Exchange Commission. Consequently, our board of directors is working presently to draft new or to revise our existing board committee charters and codes of ethics to comply with the new strictures of the SEC and NYSE. Upon final SEC approval of the new NYSE rules, we will finalize and publish our new charters and codes.

                                 OTHER MATTERS

   The solicitation of proxies is made by and on behalf of the board of directors. The cost of the solicitation will be borne by the Company, including the reasonable expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally. Proxies may be solicited by directors, officers and employees of the Company without additional compensation.

   If any other matters shall come before the Annual Meeting, the persons named in the proxy, or their substitutes, will vote thereon in accordance with their judgment. The board of directors does not know of any other matters which will be presented for action at the Annual Meeting.

                                   FORM 10-K

   We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto, but not the exhibits. Requests for copies of such report should be directed to Steven L. Scheinthal, Secretary, Landry's Restaurants, Inc., 1510 West Loop South, Houston, Texas 77027. Copies of any exhibit to the Form 10-K will be forwarded upon receipt of a written request therefor addressed to Mr. Scheinthal.

   EACH STOCKHOLDER WHO DOES NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON IS URGED TO EXECUTE THE PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                          By Order of the Board of Directors,
                                          /s/ Steven L. Scheinthal
                                          Steven L. Scheinthal,
                                          Secretary

April 29, 2003

                                  APPENDIX A

                          LANDRY'S RESTAURANTS, INC.

                   2002 EMPLOYEE/RAINFOREST CONVERSION PLAN

   The Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan (the "Plan") was adopted by the Board of Directors of Landry's Restaurants, Inc., a Delaware corporation (the "Company"), effective as of December 15, 2002.

                                   ARTICLE 1

                                    PURPOSE

   The purposes of the Plan are (i) to foster and promote the long-term financial success of the Company and its Subsidiaries and materially increase the value of the Company and its Subsidiaries by (a) encouraging the long-term commitment of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries, (b) motivating performance of the Employees, Consultants, and Outside Directors of the Company and its Subsidiaries by means of long-term performance related incentives, (c) encouraging and providing Employees, Consultants, and Outside Directors of the Company and its Subsidiaries with an opportunity to obtain an ownership interest in the Company, (d) attracting and retaining outstanding Employees, Consultants, and Outside Directors by providing incentive compensation opportunities, and (e) enabling participation by Employees, Consultants, and Outside Directors in the long-term growth and financial success of the Company and its Subsidiaries, and (ii) to provide shares previously authorized by the Board (as defined below) for issuance upon the exercise of the vested stock options held by employees of Rainforest Cafe, as replacement for then-existing Rainforest Cafe options outstanding at the date of the merger with Rainforest Cafe (such shares being referred to herein as "Rainforest Option Shares").

   With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

                                   ARTICLE 2

                                  DEFINITIONS

   For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

   2.1 "Award" means the grant of a Nonqualified Stock Option with or without a CEV feature (referred to herein sometimes as an "Incentive").

   2.2 "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

   2.3 "Award Period" means the period set forth in the Award Agreement during which the Stock Option may be exercised, which shall commence on the Date of Grant and expire at the time set forth in the Award Agreement.

   2.4  "Board" means the board of directors of the Company.

   2.5 "CEV" or "Cash Equivalent Value" means the feature consisting of a payment in cash equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the Stock Option is exercised over the CEV Price for such shares.

   2.6 "CEV Price" means the exercise price of each share of Common Stock covered by a CEV feature, determined on the Date of Grant of the Stock Option containing the CEV.

   2.7 "Change of Control" means, after the effective date of the Plan, (i) the occurrence of an event of a nature that would be required to be reported in response to Item 1 or Item 2 of a Form 8-K Current Report of the Company promulgated pursuant to Sections 13 and 15(d) of the 1934 Act; provided that, without limitation, such a Change in Control shall be deemed to have occurred if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Company, any person on the Board at the time this Plan is adopted by the Board, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities or (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election by the Board or the nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a reorganization or recapitalization of the Company, or a similar transaction (collectively, a "Reorganization"), in which no "person" acquires more than twenty percent (20%) of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

   2.8  "Code" means the Internal Revenue Code of 1986, as amended.

   2.9 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with Article 3 of this Plan.

   2.10 "Common Stock" means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

   2.11 "Company" means Landry's Restaurants, Inc., a Delaware corporation, and any successor entity.

   2.12 "Consultant" means any person performing advisory or consulting services for the Company or a Subsidiary, with or without compensation, to whom the Company chooses to grant an Award in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

   2.13 "Corporation" means any entity that (i) is defined as a corporation under Code Section 7701 and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause
(ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

   2.14 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

   2.15 "Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy; or, if no such plan or policy is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of not less than twelve (12) continuous months, as determined in the sole and absolute discretion of the Committee.

   2.16 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company.

   2.17 "Fair Market Value" means, as of a particular date, (i) if the shares of Common Stock are listed on a national securities exchange, the closing sales price per share of Common Stock on the consolidated transaction reporting system for the principal securities exchange for the Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (ii) if the shares of Common Stock are not so listed but are quoted on the Nasdaq National Market System, the closing sales price per share of Common Stock on the Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, (iii) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by Nasdaq, or, if not reported by Nasdaq, by the National Quotation Bureau, Inc., or (iv) if none of the above is applicable, such amount as may be determined by the Board (acting on the advice of an Independent Third Party, should the Board elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock.

   2.18 "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Board may utilize one or more Independent Third Parties.

   2.19 "Nonqualified Stock Option" means a nonqualified stock option, granted pursuant to this Plan, to which Section 421 of the Code does not apply.

   2.20 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

   2.21 "Outside Director" means a director of the Company who is not an Employee.

   2.22 "Participant" means an Employee, Consultant, or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

   2.23 "Plan" means this Landry's Restaurants, Inc. 2002 Employee/Rainforest Conversion Plan, as amended from time to time.

   2.24 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

   2.25 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee.

   2.26   "Stock Option" means a Nonqualified Stock Option.

   2.27 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and
(iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

   2.28 "Termination of Service" occurs when a Participant who is an Employee or a Consultant of the Company or any Subsidiary shall cease to serve as an Employee or Consultant of the Company and its Subsidiaries, for any reason; or, when a Participant who is an Outside Director of the Company or a Subsidiary shall cease to serve as a director of the Company and its Subsidiaries for any reason; provided, however, if any Termination of Service provided for herein shall fall on a Saturday, Sunday or legal holiday, then such date of Termination of Service shall be deemed to be the first normal business day of the Company, at its office in Houston, Texas, before such Saturday, Sunday or legal holiday.

                                   ARTICLE 3

                                ADMINISTRATION

   Subject to the terms of this Article 3, the Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Plan (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

   If necessary to satisfy the requirements of Rule 16b-3 promulgated under the 1934 Act, membership on the Committee shall be limited to those members of the Board who are "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

   The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in tandem (that is, a joint grant where, under the terms of the Award Agreement, exercise of one Incentive results in cancellation of all or a portion of the other Incentive). Although the members of the Committee shall be eligible to receive Awards, no member of the Committee shall participate in any decisions regarding any Award granted hereunder to such member. All decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

   The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.

   The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee. Notwithstanding the foregoing, to the extent necessary to satisfy the requirements of Rule 16b-3 promulgated under the 1934 Act, any function relating to a Reporting Participant shall be performed solely by the Committee.

   With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such mandated restrictions and/or to waive any such mandated restrictions with respect to outstanding Awards.

                                   ARTICLE 4

                                  ELIGIBILITY

   Any Employee (including an Employee who is also a director or an officer), Outside Director, or Consultant of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Outside Director, or Consultant of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees, Outside Directors, or Consultants, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

                                   ARTICLE 5

                            SHARES SUBJECT TO PLAN

   5.1 Number Available for Awards. Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is two million one hundred sixty-two thousand five hundred (2,162,500) shares, of which a portion are reserved as Rainforest Option Shares . Shares to be issued shall be solely from Common Stock held by the Company in its treasury. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

   5.2 Re-use of Shares. If, and to the extent a Stock Option shall expire or terminate for any reason without having been exercised in full, or in the event that a Stock Option is exercised or settled in a manner such that some or all of the shares of Common Stock relating to the Stock Option are not issued to the Participant (or beneficiary) (including as the result of the use of shares for withholding taxes), the shares of Common Stock subject thereto which have not become outstanding shall (unless the Plan shall have sooner terminated) become available for issuance under the Plan; in addition, with respect to any share-for-share exercise or cashless exercise pursuant to Section 8.3 or otherwise, only the "net" shares issued shall be deemed to have become outstanding for purposes of the Plan as a result thereof.

                                   ARTICLE 6

                                GRANT OF AWARDS

   6.1 In General. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years after the date of adoption of this Plan. If required by rules or regulations of the New York Stock Exchange or if deemed necessary or desirable by the Board, the Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of any required stockholder approval. Any such Award granted prior to such stockholder approval, if required or desired by the Board, shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

   6.2 Stock Options. The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth: (i) the Stock Options being granted, (ii) the total number of shares of Common Stock subject to the Incentive(s), (iii) the Option Price, (iv) the Award Period, (v) the Date of Grant, and (vi) such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but not inconsistent with the Plan.

   6.3 Option Price. The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock shall be equal to the Fair Market Value of the share on the Date of Grant.

   6.4 CEV. A CEV feature of an Award shall entitle the Participant, at the discretion of the Committee, to receive from the Company cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise by the Participant of the Stock Option) per share over the CEV Price per share specified for such CEV, multiplied by the total number of shares of the CEV being exercised. If the Committee grants a Stock Option with a CEV feature, the Award shall be in the form of a "tandem Award," so that if the Committee elects to exercise the CEV with respect to all or a portion of a Stock Option, all or that portion of the Stock Option shall be cancelled. For example, if a Stock Option and a CEV are issued in a tandem Award, and the Committee exercises the CEV with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

   6.5 CEV Price. The CEV Price for any share of Common Stock subject to a CEV shall be equal to the Fair Market Value of the share on the Date of Grant of the Stock Option containing the CEV.

                                   ARTICLE 7

                             AWARD PERIOD; VESTING

   7.1  Award Period.

   (a) Subject to the other provisions of this Plan, the Committee shall specify in the Award Agreement the Award Period. No Stock Option granted under the Plan may be exercised at any time after the end of its Award Period. The Award Period shall be no more than ten (10) years from the Date of Grant of the Stock Option.

   (b) In the event of a Termination of Service of a Participant, the Award Period for a Stock Option shall be reduced or terminated in accordance with the Award Agreement.

   7.2 Vesting. The Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

                                   ARTICLE 8

                             EXERCISE OF INCENTIVE

   8.1 In General. The Committee, in its sole discretion, may determine that a Stock Option will be immediately exercisable, in whole or in part, or that all or any portion may not be exercised until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

   8.2 Securities Law and Exchange Restrictions. In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

   8.3  Exercise of Stock Option.

   (a) Notice and Payment. Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee or other designated person setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "Exercise Date"). Unless otherwise provided in the Award Agreement, on the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

   (b) Issuance of Certificate. Except as otherwise provided in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered as directed by the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office promptly after the Exercise Date. The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing or registration of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

      (c) Failure to Pay. If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Company.

   8.4 CEVs. Subject to the conditions of Section 6.4, this Section 8.4, the Award Agreement and such administrative regulations as the Committee may from time to time adopt, a CEV may be exercised by the delivery (including by FAX) to the Participant of written notice by the Committee or other designated person setting forth the number of shares of Common Stock with respect to which the CEV is to be exercised and the date of exercise thereof (the "Exercise Date"). On the Exercise Date, the Participant shall receive from the Company cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the Participant's exercise of the Stock Option) per share of Common Stock over the CEV Price per share specified in such CEV, multiplied by the total number of shares of Common Stock covered by the exercised CEV.

                                   ARTICLE 9

                          AMENDMENT OR DISCONTINUANCE

   Subject to the limitations set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan and Incentives awarded under the Plan to comply with applicable law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Any such amendment shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 9 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant.

                                  ARTICLE 10

                                     TERM

   The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on December 15, 2012, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

                                  ARTICLE 11

                              CAPITAL ADJUSTMENTS

   In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the Common Stock such that an adjustment is determined by the Committee to be appropriate to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of the (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the Option Price of each outstanding Award, and (iv) the number of or CEV Price of shares of Common Stock then subject to outstanding CEVs previously granted and unexercised under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate CEV Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. In lieu of the foregoing, if deemed appropriate, the Committee may make provision for a cash payment to the holder of an outstanding Award. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

   Upon the occurrence of any such adjustment or cash payment, the Company shall provide notice to each affected Participant of its computation of such adjustment or cash payment which shall be conclusive and shall be binding upon each such Participant.

                                  ARTICLE 12

                  RECAPITALIZATION, MERGER AND CONSOLIDATION

   12.1 No Effect on Company's Authority. The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

   12.2 Conversion of Incentives Where Company Survives. Subject to any required action by the stockholders, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

   12.3  Exchange or Cancellation of Incentives Where Company Does Not
Survive. In the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

   Notwithstanding the foregoing, however, all Stock Options may be canceled by the Company, in its sole discretion, as of the effective date of any such reorganization, merger, consolidation, or share exchange, or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

      (a) giving notice to each holder thereof or his personal representative of its intention to cancel such Stock Options and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares subject to such outstanding Stock Options, including in the Board's discretion some or all of the shares as to which such Stock Options would not otherwise be vested and exercisable; or

      (b) paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the exercise price per share of such Stock Option (hereinafter the "Spread"), multiplied by the number of shares subject to the Stock Option. In estimating the Spread, appropriate adjustments to give effect to the existence of the Stock Options shall be made, such as deeming the Stock Options to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the

   Options as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

                                  ARTICLE 13

                          LIQUIDATION OR DISSOLUTION

   Subject to Section 12.3 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the Option Prices or CEV Prices then in effect with respect to each Stock Option or CEV shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.

                                  ARTICLE 14

      INCENTIVES IN SUBSTITUTION FOR INCENTIVES GRANTED BY OTHER ENTITIES

   Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees or directors of a corporation, partnership, or limited liability company who become or are about to become Employees or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

                                  ARTICLE 15

                           MISCELLANEOUS PROVISIONS

   15.1 Investment Intent. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

   15.2 No Right to Continued Employment. Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

   15.3 Indemnification of Board and Committee. No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

   15.4 Effect of the Plan. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

   15.5 Governing Law and Compliance With Other Laws and Regulations. The validity, construction and effect of the Plan, any Award Agreement and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

   15.6 Tax Requirements. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares of Common Stock issued under the Plan shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Notwithstanding the foregoing, in the event of an assignment of a Nonqualified Stock Option pursuant to Section 15.7, the Participant who assigns the Nonqualified Stock Option shall remain subject to withholding taxes upon exercise of the Nonqualified Stock Option by the transferee to the extent required by the Code or the rules and regulations promulgated thereunder. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made, unless otherwise provided in the Award Agreement, (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligation of the Company; (ii) the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate fair market value that equals (but does not exceed) the required tax withholding payment; or (iv) any combination of (i), (ii), or
(iii).

     15.7 Stock Option Assignability. Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option granted to a Participant to be on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to
Section 501(c)(3) of the Code or any
successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except those by will or the laws of descent and distribution.

   Following any transfer, any such Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 8, 9, 11, 13 and 15 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option of any expiration, termination, lapse or acceleration of such Stock Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option that has been transferred by a Participant under this
Section 15.7.

   15.8 Use of Proceeds. Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

   15.9 Legend. The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

       "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

   A copy of this Plan shall be kept on file in the principal office of the Company in Houston, Texas.

                                ***************

   IN WITNESS WHEREOF, the Company has caused this instrument to be effective as of December 15, 2002, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

                                          LANDRY'S RESTAURANTS, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                               ---------------------------------

                                          Title:
                                              ----------------------------------

Attest:
--------------------------------------

                           LANDRY'S RESTAURANTS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Tilman J. Fertitta, Steven L. Scheinthal and Paul S. West or any of them, with power of substitution of each, are hereby authorized to represent the undersigned at the Annual Meeting of Stockholders of Landry's Restaurants, Inc., to be held at the Downtown Aquarium, 410 Bagby Street., Houston, Texas, on May 22, 2003, at 11:00 a.m., and any adjournment or adjournments thereof, and to vote the number of shares which the undersigned would be entitled to vote if personally present.

To vote in accordance with the Board of Directors' recommendations, just sign the reverse side; no boxes need be checked.

                  (Continued and to be signed on reverse side)

Please date, sign and mail your proxy card back as soon a possible!

                         Annual Meeting of Stockholders
                           LANDRY'S RESTAURANTS, INC.

                                  May 22, 2003

Please Detach and Mail in the Envelope Provided

[X] Please mark your votes as in this example.

1. Election of Directors:

         FOR ALL NOMINEES        WITHHOLD AUTHORITY TO VOTE FOR
                                 ALL NOMINEES LISTED BELOW
               [_]                           [_]

Nominees:      Tilman J. Fertitta
               Steven L. Scheinthal
               Paul S. West
               Michael S. Chadwick
               James E. Masucci
               Joe Max Taylor

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above)

2.   Ratify the adoption of the Landry's Restaurants, Inc. 2002
     Employee/Rainforest Conversion Plan.

         FOR      AGAINST  ABSTAIN
         [_]        [_]      [_]

3. In their discretion, upon such other matters as properly come before the meeting.

     When properly executed, this proxy will be voted as designated hereon by the undersigned. If no choice is specified, the proxy will be voted "FOR" the election of all nominees for Director listed hereon, "FOR" ratification of the adoption of the 2002 Employee/Rainforest Conversion Plan and, according to the discretion of the proxy holders, on any other matters that may properly come before the Annual Meeting or any and all postponements or adjournments thereof.

                    PLEASE DO NOT FOLD OR MUTILATE THIS CARD

     NOTE: Please sign exactly as your name appears on this card. On joint accounts, each joint holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by President or other authorized person. If a partnership, please sign in partnership name by authorized person.

     Please mark, sign, date and return this proxy card promptly using the enclosed envelope.

SIGNATURE______________________________ DATE _______________, 2003

SIGNATURE______________________________ DATE _______________, 2003